UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 23, 2024

Date of Report

(Date of earliest event reported)

BRIDGEWATER BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-38412 (Commission File Number)	26-0113412 (I.R.S. Employer Identification No.)
	4450 Excelsior Boulevard, Suite 100 St. Louis Park, Minnesota (Address of principal executive offices)	55416 (Zip Code)

Registrant’s telephone number, including area code: (952) 893-6868

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 Par Value Depositary Shares, each representing a 1/100th interest in a share of 5.875% Non-Cumulative Perpetual Preferred Stock, Series A, $0.01 par value per share	BWB BWBBP	The NASDAQ Stock Market LLC The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01           Regulation FD Disclosure.

On October 23, 2024, Bridgewater Bancshares, Inc. (the “Company”) and First Minnetonka Bancorporation, Inc. (“FMB”) jointly issued a press release announcing the receipt of regulatory approval of the merger of FMB’s wholly-owned banking subsidiary, First Minnetonka City Bank, with and into the Company’s wholly owned banking subsidiary, Bridgewater Bank, with Bridgewater Bank as the surviving bank (the “Merger”). A copy of the press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

The information furnished in this item of this Form 8-K, and the related exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Bridgewater. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the parties’ inability to meet expectations regarding the timing of the proposed merger; the challenges of integrating and retaining key employees; the risk that integration of First Minnetonka City Bank’s operations with those of Bridgewater Bank will be materially delayed or will be more costly or difficult than expected; changes to tax legislation and their potential effects on the accounting for the proposed merger; the failure of the proposed merger to close for any reason, including the failure to satisfy the closing conditions in the merger agreement prior to the completion of the proposed merger; diversion of management’s attention from ongoing business operations and opportunities due to the proposed merger; the effect of the proposed merger on Bridgewater Bank’s, First Minnetonka City Bank’s or the combined bank’s respective customer and employee relationships and operating results; the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the amount of First Minnetonka City Bank’s Tier 1 capital as of the closing date of the proposed merger and any potential adjustments to the merger consideration; changes in the global economy and financial market conditions and the business, results of operations and financial condition of Bridgewater Bank, First Minnetonka City Bank and the combined company; and any other risks described in the “Risk Factors” sections of reports filed by Bridgewater with the Securities and Exchange Commission.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. Bridgewater undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although Bridgewater believes that such information is accurate and that the sources from which it has been obtained are reliable, Bridgewater cannot guarantee the accuracy of, and have not independently verified, such information.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 99.1	Press Release of Bridgewater Bancshares, Inc. and First Minnetonka Bancorporation, Inc., dated October 23, 2024
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bridgewater Bancshares, Inc.

Date: October 23, 2024
By: /s/ Jerry Baack
Name: Jerry Baack
Title: Chairman and Chief Executive Officer

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